EXHIBIT 99.4


                              STANDSTILL AGREEMENT

         STANDSTILL AGREEMENT (this "AGREEMENT") dated as of February 12, 1998 by and between OPHTHALMIC IMAGING SYSTEMS ("OIS"), a California corporation having its principal office located in Sacramento, California, and PREMIER LASER SYSTEMS, INC. ("PREMIER"), a California corporation having its principal office located in Irvine, California.

                                    WITNESSTH

         WHEREAS, OIS and Premier have entered into good faith discussions concerning a possible business combination of their corporations; and

         WHEREAS, the Board of Directors of both OIS and Premier have determined that it is in the best interest of their respective corporations and shareholders to negotiate the terms of a potential business combination of the two corporations; and

         WHEREAS, in an effort to foster and assist such negotiations, OIS and Premier wish to provide certain arrangements with respect to the relationship between them during the period of their discussions and negotiations.

         NOW, THEREFORE, in consideration of the aforesaid and the mutual representations, warrants, covenants, and agreements hereinafter made, the parties hereto agree as follows:

         SECTION 1.      STANDSTILL AGREEMENT OF PREMIER.

                 (a) ACTIVITIES WITH RESPECT TO OIS SECURITIES. From and after the date hereof until the Termination Date (as defined hereinafter), without the prior written consent of OIS:

                         (i)    Neither Premier nor any of its Affiliates (as
defined hereinafter) or Associates (as defined hereinafter) shall acquire, or agree, offer, seek, or propose to acquire, directly or indirectly, of record or beneficially (as that term is defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT")), or otherwise, or any other means, any shares of OIS common stock, no par value per share (the "COMMON STOCK"), or any other securities of OIS (together "OIS SECURITIES"), including any options or other rights to acquire OIS Securities (whether from third parties or others).

                         (ii)   Neither Premier nor any of its Affiliates or
Associates shall deposit any OIS Securities in a voting trust or, except pursuant to this Agreement, subject any OIS Securities to any arrangement, understanding, or agreement with respect to the voting, holding, or disposition of such OIS Securities.

                         (iii)  Neither Premier nor any of its Affiliates or
Associates shall join a partnership, limited partnership, syndicate, or other group, or otherwise act in concert with any other person, for the purpose of acquiring, holding, voting or disposing of OIS Securities within the meaning of
Section 13(d)(3) of the Exchange Act (in each case other than solely with one or more of its Affiliates).


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                         (iv)   Neither Premier nor any of its Affiliates or
Associates will call, seek to have called, or cause to be called, any meeting of shareholders of OIS, and neither Premier nor any of its Affiliates or Associates shall take any action by written consent in lieu of a meeting of OIS shareholders.

                         (v)    Neither Premier nor any of its Affiliates or
Associates shall initiate, propose, or otherwise solicit shareholders of OIS for the approval of one or more shareholder proposals, or induce or attempt to induce any other person to initiate any shareholder proposal.

                         (vi)   Neither Premier nor any of its Affiliates or
Associates shall seek representation on the Board of Directors of OIS or solicit proxies with respect to OIS Securities under any circumstances, submit proposals for the vote of shareholders of OIS, or become a "participant" in any "election contest" relating to the election of directors of OIS (as such terms are used on the date hereof in rule 14a-11 of Regulation 14A under the Exchange Act).

                         (vii)  Neither Premier nor any of its Affiliates or
Associates shall solicit any other Person to purchase any OIS Securities, whether or not held by them.

                         (viii) Neither Premier nor any of its Affiliates or
Associates shall take any action (or permit any investment banker, attorney, accountant, or any other representative retained by any of them to take any action as part of such retention), directly or indirectly, to acquire or effect a change of Control (as defined hereinafter) of OIS or initiate contact with any Person in an effort to solicit, encourage, or assist such Person in a proposal for an Acquisition Transaction (as defined hereinafter).

                         (ix)   Neither Premier nor any of its Affiliates or
Associates shall bid for, acquire, or otherwise seek to obtain, directly or indirectly, an interest of any nature in any property which OIS owns or in which OIS has an interest (including any property with respect to which OIS has an option or other contractual right to acquire or to obtain such an interest), nor shall Premier or any of its Affiliates or Associates obtain any rights or options to acquire such property or assets (whether from third parties or others).

                         (x)    Premier shall promptly notify OIS of any sale or
proposed sale of OIS Securities presently owned, directly or indirectly, by Premier or any of its Affiliates or Associates to any third party. This Section 1(a)(x) shall not be deemed to relieve any party from its obligations, if any, under the federal securities laws to refrain from selling securities when privy to material nonpublic information.

                 (b) ACTIVITIES WITH RESPECT TO OIS EMPLOYEES. Without the prior written consent of OIS:

                         (i)    Neither Premier nor any of its Affiliates or
Associates shall initiate or engage in, or cause to be initiated or engaged in, any communication or other contact with any employee, director, shareholder, vendor, customer, or supplier of OIS, except for contacts in the ordinary course of business unrelated to any possible Acquisition Transaction involving OIS.

                         (ii)   Neither Premier nor any of its Affiliates or
Associates shall, for the two-year period from the date of this Agreement, solicit or cause to be solicited the employment of or hire any executive officer or any managerial level or other key employee of OIS. Any such consent granted

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by OIS is revocable by OIS at any time for any reason whatsoever. The term
"solicit or cause to be solicited the employment of or hire" shall be deemed not to include general solicitations of employment not specifically directed towards employees of OIS or hiring which results from such general solicitation. The phrase "solicit or cause to be solicited the employment of or hire" also shall be deemed not to include (A) any executive search or employment resulting from an executive search, by a third party in which such third party is not steered by Premier or any of its Affiliates or Associates, or any of their representatives or agents to OIS or to a specific employee of OIS or (B) solicitations for hire initiated by an employee of OIS.

         SECTION 2. NO SOLICITATION BY OIS. Except with respect to the negotiations with Premier, from the date of this Agreement until the Termination
Date:

                 (a) Neither OIS nor any of its Affiliates or Associates shall, directly or indirectly, solicit an Acquisition Proposal by any Person.

                 (b) Except to the extent necessary to comply with fiduciary duties of the OIS Board of Directors as determined after consultation with its legal counsel, neither OIS nor any of its Affiliates or Associates shall negotiate with respect to an Acquisition Proposal.

                 (c) OIS shall advise Premier promptly in writing of any inquiry or proposal received by OIS relating to any Acquisition Proposal, including the material terms thereof.

                 (d) OIS and each of its Affiliates and Associates shall discontinue any existing activities, discussions, or negotiations with any Persons conducted heretofore with respect to any Acquisition Transaction.

         SECTION 3.      REPRESENTATIONS AND WARRANTIES.

                 (a)     REPRESENTATIONS AND WARRANTIES OF PREMIER.

                         (i)    Premier is a corporation duly organized, validly
existing, and in good standing under the laws of the State of California, with corporate power to own and operate its properties and to conduct its business as now conducted.

                         (ii)   Premier has full legal right, power, and
authority to enter into and perform this Agreement, and the execution and delivery of this Agreement by Premier and compliance with the covenants and agreements contained herein have been duly authorized by the Board of Directors of Premier and require no other shareholder or Board of Director action. This Agreement constitutes a valid and binding agreement of Premier.

                   (b)   REPRESENTATIONS AND WARRANTIES OF OIS.

                         (i)    OIS is a corporation duly organized, validly
existing, and in good standing under the laws of the State of California, with corporate power to own and operate its properties and to conduct its business as now conducted.

                         (ii)   OIS has full legal right, power, and authority
to enter into and perform this Agreement, and the execution and delivery of this Agreement by OIS and compliance with the

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covenants and agreements contained herein have been duly authorized by the Board of Directors of OIS and require no other shareholder or Board of Director action. This Agreement constitutes a valid and binding agreement of OIS.

         SECTION 4. TERM OF AGREEMENT. Except as otherwise provided herein, the respective covenants, agreements, representations, and warranties of OIS and Premier contained in this Agreement shall continue in full force and effect until March 6, 1998 (the "TERMINATION DATE").

         SECTION 5. CERTAIN DEFINITIONS. Except as otherwise provided herein, the capitalized terms below shall have the following meanings:

                         (i)    "ACQUISITION TRANSACTION" shall mean any tender
offer or exchange offer or any proposal for a merger, acquisition of all of the Common Stock, OIS Securities, or assets of, or other business combination involving OIS or any proposal or offer to acquire in any manner a substantial equity interest in, or a substantial portion of the assets of, OIS.

                         (ii)   "AFFILIATE" shall have the meaning ascribed to
such term in Rule 12b-2 promulgated under the Exchange Act, as in effect on the date of this Agreement.

                         (iii)  "ASSOCIATE" shall have the meaning ascribed to
such term in Rule 12b-2 promulgated under the Exchange Act, as in effect on the date of this Agreement.

                         (iv)    "CONTROL" shall mean the power to direct or
cause the direction of the management or policies of a Person whether through ownership of securities, by contract, or otherwise.

                         (v)     "PERSON" shall mean a natural person or any
legal or commercial entity, including, but not limited to, a corporation, general partnership, joint venture, limited partnership, limited liability company or partnership, trust, business association, group acting in concert, or any person acting in a representative capacity, and shall include any successor of such entity.

         SECTION 6.      GENERAL PROVISIONS.

                 (a)     SPECIFIC ENFORCEMENT; OTHER REMEDIES.

                         (i)    Premier acknowledges and agrees that OIS would
be irreparably damaged in the event any of the provisions of this Agreement were not performed by Premier in accordance with their specific terms or were otherwise breached. It is accordingly agreed that OIS shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof and thereof in any court of the United States or any state thereof having jurisdiction, in addition to any other remedy to which OIS may be entitled at law or equity.

                         (ii)    In the event any of the provisions of this
Agreement are not performed by OIS in accordance with their specific terms or are otherwise breached, Premier shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically the terms and provisions thereof or seek recovery of money damages in any court of the

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United States or any state thereof having jurisdiction, but any such nonperformance or breach shall not entitle Premier to terminate this Agreement.

                 (b) AMENDMENT AND MODIFICATION. This Agreement may be amended, modified, and supplemented only by a subsequent writing signed by each of OIS and Premier.

                 (c) SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the successors and assigns of the parties hereto.

                 (d) GOVERNING LAW. This Agreement shall in all respects be governed by and construed in accordance with the laws of the State of California.

                 (e) FIDUCIARY DUTY. Notwithstanding anything to the contrary in this Agreement, no provision of this Agreement shall be construed to prevent the exercise by any director of OIS (or the actions of OIS thereon) of his or her fiduciary duties as contemplated to be exercised under Section 2(b) of this Agreement.

                 (f) COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to constitute an original, but all of which together shall constitute one and the same instrument.

                 (g) CAPTIONS. The captions contained in this Agreement are for reference purposes only and are not part of this Agreement.

         IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed on its behalf by their respective officers thereunto duly authorized, all as of the date first written above.

                                       OPHTHALMIC IMAGING SYSTEMS


                                       By: /s/ STEVEN R. VERDOONER
                                           -----------------------
                                           Steven R. Verdooner
                                           Chief Executive Officer and Chairman
                                               of the Board


                                       PREMIER LASER SYSTEMS, INC.


                                       By: /s/ COLETTE COZEAN
                                           ------------------------
                                           Colette Cozean, Ph.D.
                                           Chief Executive Officer, President
                                             and Chairman of the Board

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